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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                October 11, 2002
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                 Date of Report(Date of earliest event reported)


                        DAIMLERCHRYSLER AUTO TRUST 2002-B
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             (Exact name of registrant as specified in its charter)


Delaware                            333-75942-02             26-6013711
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                    Number)                 Identification No.)



                 1201 Market Street, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)


                                 (302) 428-3375
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On the payment date October 7, 2002, payments were made to the holders of DaimlerChrysler Auto Trust Series 2002-B, Asset Backed Notes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statement of businesses acquired:

                           None

         (b)      Pro forma financial information:

                           None

         (c)      Exhibits:


                           Exhibit 99: Monthly report to holders of the Asset Backed
                                              Notes, Series
                                              2002-B, relating
                                              to the October 7,
                                              2002 Payment Date.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DaimlerChrysler Auto Trust 2002-B
                                                 (Registrant)

                                By: DaimlerChrysler Services North America LLC, as Administrator


Date:  October 11, 2002         By:   /s/ J. S. Bodner
                                    --------------------------------------------
                                      J. S. Bodner
                                      Assistant Controller - Controlling







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                                INDEX TO EXHIBITS


Exhibit No.        Description

       99 Monthly report to holders of the Asset Backed Notes, Series 2002-B, relating to the October 7, 2002 Payment Date.





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